UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number        811-22517
   GAI Corbin Multi-Strategy Fund, LLC (formerly, ASGI Corbin Multi-Strategy Fund, LLC)
(Exact name of registrant as specified in charter)
c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
401 South Tryon Street
                            Charlotte, NC 28202
Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
                             Boston, MA 02116
(Name and address of agent for service)

Registrant's telephone number, including area code:  (866) 440-7460
Date of fiscal year end:March 31
Date of reporting period: September 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Statements as of and for the
Six Month Period Ended September 30, 2014

ASGI Corbin Multi-Strategy Fund, LLC
Table of Contents
Page

Consolidated Schedule of Investments	1

Consolidated Statement of Assets, Liabilities and Net Assets	8

Consolidated Statement of Operations	9

Consolidated Statements of Changes in Net Assets	10

Consolidated Statement of Cash Flows	11

Consolidated Financial Highlights	12

Notes to Consolidated Financial Statements	14

Supplemental Information	33

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (unaudited)
As of September 30, 2014

StrategyInvestments	Cost	Fair Value
Investment Funds - 97.97% Asset-Backed Securities - 19.24%
East Lodge Capital Credit Opportunities Fund Ltd.	$6,000,000	$6,148,979
Halcyon Structured Opportunities Fund, LP*	13,992	9,268
Perella Weinberg Partners Asset Based Value Offshore Fund LP	3,829,087	4,703,921
Pine River Fixed Income Fund Ltd.	5,978,810	7,419,728
Seer Capital Partners Offshore Fund Ltd.	6,350,000	7,393,249
Serengeti Lycaon Overseas Ltd	4,599,402	6,232,211
Serengeti Segregated Portfolio Company, Ltd.	488,533	672,963
		32,580,319
Equity Special Situations - 10.01%
Ironsides Partners Special Situations Offshore Fund Ltd.	1,309,067	1,474,438
Jet Capital Concentrated Offshore Fund, Ltd.	4,997,383	6,514,013
Jet Capital Select Opportunities Offshore Fund, Ltd.	2,600,000	2,911,805
Pershing Square Holdings, Ltd	4,102,093	5,370,122
Third Point Offshore Investors Ltd	438,250	682,019
		16,952,397
Event Driven/Distressed - 19.31%
Anchorage Capital Partners Offshore, Ltd	8,618,631	10,849,533
Anchorage Capital Partners, LP	11,470	353
Archer Capital Fund LP*	24,993	22,246
Archer SPE I, L.L.C.*	58,489	35,734
Drawbridge Special Opportunities Fund, L.P.*	913,810	1,523,043
Garrison Special Opportunities Fund LP*	613,573	588,944
New Point V Ltd	91,280	101,194
New Point VI Ltd	286,650	337,439
Redwood Offshore Fund, Ltd	7,900,000	10,185,978
Silver Lake Credit Fund (Offshore), Ltd	7,691	8,504
Venor Capital Offshore Ltd.	7,600,000	9,036,057
		32,689,025
Global Macro - 16.55%
Autonomy Global Macro Fund Ltd	7,300,000	8,448,244
BH Macro Ltd	2,988,694	2,978,274
Brevan Howard Fund Limited	2,299,838	2,526,400
D.E. Shaw Oculus International Fund	3,026,248	3,621,263
Discovery Global Macro Fund Ltd.	4,500,000	4,360,452
Fortress Macro Fund Ltd	3,600,000	3,747,180
Tyticus Partners II Ltd	83,103	65,330
WCG Offshore Fund, Ltd	2,125,312	2,285,215
		28,032,358

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Schedule of Investments (unaudited) (continued)
As of September 30, 2014

StrategyInvestments	Cost	Fair Value
Investment Funds - 97.97% (continued)
Long/Short Equity - 23.59%
Cadian Offshore Fund Ltd.	$6,708,434	$7,714,565
Marble Arch Offshore Partners Ltd	6,020,568	6,300,467
Pelham Long/Short Fund Ltd	5,900,000	7,263,672
Squadra Equity Fund, Ltd	3,250,000	2,946,246
SRS Partners, Ltd.	6,250,000	8,602,673
SRS Special Opportunities Master II LP	1,250,000	1,427,033
Tekne Offshore Fund, Ltd.	5,200,000	5,649,619
TPG-Axon Partners, LP*	47,137	34,089
		39,938,364
Relative Value - 9.27%
D.E. Shaw Composite International Fund	7,000,000	8,327,149
Kildonan Castle Global Credit Opportunity Fund Ltd.	7,000,000	7,306,724
QVT SLV Onshore Ltd*	21,797	45,551
QVT Special Investment Onshore Fund Ltd*	13,423	20,091
		15,699,515
Investments in Securities - 1.63%
Collateralized Loan Obligation - 0.74%
Anchorage Capital CLO 4 Ltd.	1,250,000	1,250,000

Equity - 0.89%
Garrison Capital, Inc.	1,459,585	1,508,642

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC
Consolidated Schedule of Investments (unaudited) (continued)
As of September 30, 2014

Strategy Investments	Strike Price	Expiration Date	Cost	Fair Value
Purchased Options - 0.07% Index Options - 0.07%
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,920	10/18/2014	$22,218	$6,000
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,960	10/18/2014	15,618	11,460
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,980	11/22/2014	31,077	41,085
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,980	12/31/2014	40,257	55,575
				114,120
Total Investments (Cost $144,236,513**) - 99.67%				168,764,740
Other Assets and Liabilities, net - 0.33%				564,297
Net Assets - 100.00%				$169,329,037

Percentages shown are stated as a percentage of net assets as of September 30, 2014. All investments in Investment Funds are non-income producing.
*	Investment Fund held in ASGI Special Asset Holdings, Inc.

**	The cost and unrealized appreciation/(depreciation) of investments as of September 30, 2014, as computed for federal tax purposes, were as follows:
Aggregate cost	$160,941,179
Gross unrealized appreciation	$9,820,436
Gross unrealized depreciation	(1,996,875)
Net unrealized appreciation	$7,823,561

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC
Consolidated Schedule of Investments (unaudited) (continued)
As of September 30, 2014

Investments by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	23.67%
Event Driven/Distressed	19.37
Asset-Backed Securities	19.31
Global Macro	16.61
Equity Special Situations	10.04
Relative Value	9.30
Total Investment Funds	98.30
Purchased Options	0.07
Investments in Securities
Equity	0.89
Collateralized Loan Obligation	0.74
Total Investments in Securities	1.63
100.00%

Credit Default Swaps Outstanding as of September 30, 2014:
Credit Default Swap Agreements on Credit Indices - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	iTraxx Europe Series 9 Version 1	Buy	(0.25)	6/20/2015	€285,000	$(751)	$(849)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.19	Buy	(5.00)	12/20/2017	$403,920	(29,246)	(11,893)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.22	Buy	(5.00)	6/20/2019	$762,300	(45,649)	(64,346)
Morgan Stanley Capital Services Inc.	CDX.NA.IG.18	Buy	(1.00)	6/20/2017	$1,520,000	(26,403)	10,538
						$(102,049)	$(66,550)

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC
Consolidated Schedule of Investments (unaudited) (continued)
As of September 30, 2014

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (1)

Counterparty	Reference Entity/Obligation	Buy/ Sell	(Pay) Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments (Received)/ Paid
Morgan Stanley Capital Services Inc.	Australia and New Zealand Banking Group Ltd	Buy	(1.00)	12/20/2016	$98,000	$(1,850)	$3,845
Morgan Stanley Capital Services Inc.	BorgWarner, Inc.	Buy	(1.00)	3/20/2015	$57,000	(243)	(816)
Morgan Stanley Capital Services Inc.	Capital One Bank (USA), National Association	Buy	(1.00)	6/20/2016	$100,000	(1,470)	(1,465)
Morgan Stanley Capital Services Inc.	Commonwealth Bank of Australia	Buy	(1.00)	12/20/2016	$98,000	(1,850)	3,845
Morgan Stanley Capital Services Inc.	Commonwealth of Australia	Buy	(1.00)	12/20/2016	$109,000	(2,168)	(972)
Morgan Stanley Capital Services Inc.	Credit Suisse (USA), Inc.	Buy	(0.33)	12/20/2014	$81,000	38	141
Morgan Stanley Capital Services Inc.	Federal Republic Of Germany	Buy	(0.12)	9/20/2018	$114,000	48	4,324
Morgan Stanley Capital Services Inc.	Kingdom Of Spain	Buy	(0.40)	3/20/2018	$21,000	129	3,611
Morgan Stanley Capital Services Inc.	Kingdom Of Sweden	Buy	(0.69)	12/20/2015	$42,000	(348)	(606)
Morgan Stanley Capital Services Inc.	Masco Corp.	Buy	(1.00)	3/20/2015	$57,000	(231)	2,235
Morgan Stanley Capital Services Inc.	National Australia Bank Ltd	Buy	(1.00)	12/20/2016	$49,000	(925)	1,923
Morgan Stanley Capital Services Inc.	People's Republic Of China	Buy	(1.00)	6/20/2016	$100,000	(1,254)	(1,057)
Morgan Stanley Capital Services Inc.	ProLogis	Buy	(1.00)	12/20/2014	$63,000	(120)	1,054
Morgan Stanley Capital Services Inc.	Simon Property Group. LP	Buy	(1.00)	12/20/2014	$126,000	(260)	(948)
Morgan Stanley Capital Services Inc.	The Goldman Sachs Group, Inc.	Buy	(0.47)	12/20/2017	$40,000	236	1,988
						$(10,268)	$17,102

(1)
If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either 1) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC
Consolidated Schedule of Investments (unaudited) (continued)
As of September 30, 2014

Written Options Open as of September 30, 2014
Description	Strike Price	Expiration Date	Premium Received/(Paid)	Fair Value
Index Options
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,990	10/18/2014	$8,982	$(7,800)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,020	11/22/2014	15,272	(13,140)
Call Option - OTC - Morgan Stanley Capital Services Inc., SPX	$2,070	12/31/2014	14,553	(9,180)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,860	10/18/2014	12,582	(2,460)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,910	10/18/2014	8,382	(5,160)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,850	11/22/2014	17,973	(12,870)
Put Option - OTC - Morgan Stanley Capital Services Inc., SPX	$1,930	12/31/2014	27,872	(39,375)
			$105,616	$(89,985)

Forward Foreign Currency Exchange Contract Open as of September 30, 2014

Description	Origination Value	Current Value	Unrealized Appreciation/ (Depreciation)
Buy BRL, Sell USD settling 10/3/2014	$ 265,954	$ 256,873	$(9,081)
Buy USD, Sell BRL settling 10/3/2014	278,479	256,873	21,606
			$12,525

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC
Consolidated Schedule of Investments (unaudited) (continued)
As of September 30, 2014

A summary of derivative instruments by primary risk exposure is outlined in the following tables:

The fair value of derivative instruments as of September 30, 2014 was as follows:
Derivative instruments not accounted for as hedging instruments	Location on Consolidated Statement of Assets, Liabilities and Net Assets	Fair Value
Asset derivative instruments
Credit Contracts	Credit default swaps, at fair value	$451
Equity Contracts	Purchased index option contracts, at fair value	114,120
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contract	21,606
Total asset derivative instruments		$136,177

Liability derivative instruments
Credit Contracts	Credit default swaps, at fair value	$(112,768)
Equity Contracts	Written index option contracts, at fair value	(89,985)
Foreign Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contract	(9,081)
Total liability derivative instruments		$(211,834)

Net realized gain/(loss) and net change in unrealized appreciation/(depreciation) from investments in derivative instruments for the six months ended September 30, 2014 were as follows:

Net Realized Gain/(Loss) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Forwards	Total
Equity Contracts	$(87,022)	$–	$–	$(87,022)
Foreign Exchange Contracts	(1,646)	–	(11,555)	(13,201)
Credit Contracts	–	5,672	–	5,672
Total	$(88,668)	$5,672	$(11,555)	$(94,551)

Net Change in Unrealized Appreciation/(Depreciation) on Derivative Instruments Recognized in Income on the Consolidated Statement of Operations
Derivative Instruments not accounted for as hedging instruments	Options	Swaps	Forwards	Total
Equity Contracts	$22,054	$–	$–	$22,054
Foreign Exchange Contracts	1,646	–	12,525	14,171
Credit Contracts	–	30,544	–	30,544
Total	$23,700	$30,544	$12,525	$66,769

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Assets, Liabilities and Net Assets (unaudited)
As of September 30, 2014

Assets

Investments in Investment Funds, at fair value (cost - $141,417,758)	$165,891,978
Investments in securities, at fair value (cost - $2,709,585)	2,758,642
Purchased index option contracts, at fair value (cost - $109,170)	114,120
Total investments	168,764,740
Cash and cash equivalents	8,968,478
Receivable for investments in Investment Funds sold	1,353,537
Unrealized appreciation on forward foreign currency exchange contracts	12,525
Other prepaid assets	7,956
Total assets	179,107,236

Liabilities

Tenders payable	4,900,707
Subscriptions received in advance	3,561,000
Management fee payable	530,731
Due to Adviser	192,969
Credit default swaps, at fair value (upfront premiums paid - $(49,448))	112,317
Written index option contracts, at fair value (proceeds received - $105,616)	89,985
Investor Distribution and Servicing Fees payable	22,507
Deferred tax liability	13,152
Fund Board fees and expenses payable	9,805
Interest payable on credit default swaps	2,099
Accrued expenses and other liabilities	342,927
Total liabilities	9,778,199

Net Assets

Total net assets	$169,329,037

Net Assets consist of:

Paid-in capital	$165,396,100
Undistributed net investment loss	(15,892,179)
Accumulated net realized gain/(loss) on investments	(4,213,242)
Net unrealized appreciation/(depreciation) on investments	24,038,358
Retained earnings	3,932,937
Total net assets	$169,329,037

Net Assets per Share

ASGI Corbin Multi-Strategy Fund, LLC Class I (1,400,007.963 Shares outstanding)	$110.28
ASGI Corbin Multi-Strategy Fund, LLC Class A (140,174.548 Shares outstanding)	$106.55

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Statement of Operations (unaudited)
For the Six Month Period Ended September 30, 2014

Investment Income

Interest	$188

Fund Expenses

Management fee	1,021,080
Administrative and custodian fees	187,955
Professional fees	173,270
Investor Distribution and Servicing fee	41,732
Fund Board fees and expenses	27,427
Commitment fees	24,066
Income tax expense	6,484
Other operating expenses	51,330
Total operating expenses	1,533,344
Interest expense	43,967
Total expenses	1,577,311
Expense recoupment by Adviser	376,884
Net expenses	1,954,195
Net investment loss	(1,954,007)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized gain/(loss) from investments in Investment Funds	437,585
Net realized gain/(loss) on distributions from investments in Investment Funds	73,269
Net realized gain/(loss) on investments in securities	786
Net realized gain/(loss) on currency options	(1,646)
Net realized gain/(loss) on index options	(87,022)
Net realized gain/(loss) on credit default swaps	5,672
Net realized gain/(loss) on forward foreign currency exchange contracts	(11,555)
Net realized gain/(loss) on foreign currency transactions	699
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	3,318,152
Net change in unrealized appreciation/(depreciation) from investments in securities	49,057
Net change in unrealized appreciation/(depreciation) on purchased currency option contracts	5,808
Net change in unrealized appreciation/(depreciation) on written currency option contracts	(4,162)
Net change in unrealized appreciation/(depreciation) on purchased index option contracts	23,834
Net change in unrealized appreciation/(depreciation) on written index option contracts	(1,780)
Net change in unrealized appreciation/(depreciation) on credit default swaps	30,544
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	12,525
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(417)
Total net realized and unrealized gain/(loss) from investments	3,851,349
Net increase in net assets resulting from operations	$1,897,342

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

Net increase/(decrease) in net assets	For the Six Month Period Ended September 30, 2014 (unaudited)	For the Year Ended March 31, 2014
Operations

Net investment loss	$(1,954,007)	$(3,229,023)
Net realized gain/(loss) on investments in Investment Funds	437,585	645,682
Net realized gain/(loss) on investments in securities	786	–
Net realized gain/(loss) on distributions from investments in Investment Funds	73,269	120,827
Net realized gain/(loss) on currency options	(1,646)	(17,132)
Net realized gain/(loss) on index options	(87,022)	(449,733)
Net realized gain/(loss) on credit default swaps	5,672	1,323
Net realized gain/(loss) on futures	–	(2,880)
Net realized gain/(loss) on forward foreign currency exchange contracts	(11,555)	14,531
Net realized gain/(loss) on foreign currency transactions	699	(1,070)
Net change in unrealized appreciation/(depreciation) from investments in InvestmentFunds	3,318,152	12,498,019
Net change in unrealized appreciation/(depreciation) from investments in securities	49,057	–
Net change in unrealized appreciation/(depreciation) on purchased currency option contracts	5,808	(14)
Net change in unrealized appreciation/(depreciation) on written currency option contracts	(4,162)	5
Net change in unrealized appreciation/(depreciation) on purchased index option contracts	23,834	5,021
Net change in unrealized appreciation/(depreciation) on written index option contracts	(1,780)	25,422
Net change in unrealized appreciation/(depreciation) on credit default swaps	30,544	(29,419)
Net change in unrealized appreciation/(depreciation) on swaptions	–	1,245
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	12,525	–
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(417)	310
Net increase in net assets resulting from operations	1,897,342	9,583,114

Distributions to Shareholders

Distribution of net investment income	–	(9,716,011)

Capital Transactions

Issuance of shares	29,809,405	52,300,026
Reinvestment of distributions	–	3,281,074
Shares tendered	(8,348,240)	(10,251,292)
Early withdrawal fees	2,000	–
Increase in net assets derived from capital transactions	21,463,165	45,329,808

Net Assets

Total increase in net assets	$23,360,507	$45,196,911
Beginning of period	145,968,530	100,771,619
End of period	$169,329,037	$145,968,530

Undistributed net investment loss	$(15,892,179)	$(13,938,172)

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC
Consolidated Statement of Cash Flows (unaudited)
For the Six Month Period Ended September 30, 2014

Cash Used in Operating Activities

Net increase in net assets resulting from operations	$1,897,342
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(23,250,000)
Purchases of investments in securities	(2,720,000)
Purchase of derivative instruments	(664,042)
Proceeds from sales of investments in Investment Funds	9,023,382
Proceeds from sales of investments in securities	11,201
Proceeds from sales of derivative instruments	660,668
Net realized (gain)/loss from investments in Investment Funds	(437,585)
Net realized (gain)/loss from investments in securities	(786)
Net realized (gain)/loss on options	88,668
Net realized (gain)/loss on credit default swaps	(5,672)
Net realized (gain)/loss on forward foreign currency exchange contracts	11,555
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	(3,318,152)
Net change in unrealized (appreciation)/depreciation on investments in securities	(49,057)
Net change in unrealized (appreciation)/depreciation from forward foreign currency exchange contracts	(12,525)
Net change in unrealized (appreciation)/depreciation from derivative instruments	(54,244)
Net change in unrealized (appreciation)/depreciation on foreign currency translations	417
Increase in receivable for investments in Investment Funds sold	(1,078,310)
Decrease in other prepaid assets	14,684
Decrease in investments in Investment Funds paid in advance	1,800,000
Increase in management fee payable	78,902
Decrease in due to Adviser	(299,019)
Increase in Investor Distribution and Servicing Fees payable	9,087
Increase in Fund Board fees and expenses payable	1,481
Increase in interest payable on credit default swaps	452
Decrease in accrued expenses and other liabilities	(6,816)

Net cash used in operating activities	(18,298,369)

Cash Provided by Financing Activities

Proceeds from issuance of shares (net of change in subscriptions received in advance of $(500,000))	29,309,405
Payments for shares tendered (net of change in payable for tenders of $(2,202,796))	(6,145,444)
Early withdrawal fees	2,000
Proceeds from line of credit	4,500,000
Principal payments on line of credit	(4,500,000)

Net cash provided by financing activities	23,165,961

Cash and Cash Equivalents

Net increase in cash and cash equivalents	4,867,592
Cash and cash equivalents at beginning of period	4,101,303
Effect of exchange rate changes	(417)
Cash and cash equivalents at end of period	$8,968,478

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for interest expense	$43,967
Taxes paid for the period	$25

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Highlights

	Class I
	For the Six Months Ended September 30, 2014 (Unaudited)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013		For the Year Ended March 31, 2012(a)		For the Period from January 4, 2011(b) to March 31, 2011(a)

Per Share operating performance:
(For Share outstanding throughout the period/year)
Net asset value per Share, beginning of period/year	$108.89		$108.60	$102.67		$101.17		$100.00
Income/(loss) from investment operations: (c)
Net investment income/(loss)	(1.29)		(2.64)	(2.56)		(2.40)		(0.60)
Net realized and unrealized gain/(loss) from investments	2.68		10.38	10.85		3.90		1.77
Total income/(loss) from investment operations	1.39		7.74	8.29		1.50		1.17
Less: Distribution of net investment income to Members	-		(7.45)	(2.36)		-		-
Net asset value per Share, end of period/year	$110.28		$108.89	$108.60		$102.67		$101.17

Total return(h)	1.28%	(d)	7.26%	8.16%		1.48%		1.17%	(d)

Ratios to average net assets:
Gross expenses(e) (f)	1.88%		2.02%	2.91%		4.15%		7.28%
Expenses recouped/(reimbursement)(e) (f)	0.46%		0.37%	(0.41%	)	(1.79%	)	(4.91%	)
Net expenses, including non-reimbursable expenses(e) (f) (g)	2.34%		2.39%	2.50%		2.36%		2.37%
Net investment income/(loss)(e) (f)	(2.34%	)	(2.39% )	(2.49%	)	(2.37%	)	(2.37%	)

Net Assets, end of period/year (in thousands)	$154,393		$132,174	$92,578		$32,894		$28,210

Portfolio turnover rate	5.67%	(d)	9.06%	20.99%		33.34%		4.40%	(d)

(a)	Not consolidated numbers as ASGI Special Asset Holdings, Inc. commenced operation on April 1, 2012.
(b)	Inception date.
(c)	Based on average Shares outstanding.
(d)	Not annualized.
(e)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(f)	Annualized for periods less than one year.
(g)	Net expenses excluding non-reimbursable expenses are capped at 2.25%.
(h)	The total return calculation assumes reinvestment of all distributions.

See accompanying notes to consolidated financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Consolidated Financial Highlights (continued)

	Class A
	For the Six Months Ended September 30, 2014 (Unaudited)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013(a)
Per Share operating performance:
(For Share outstanding throughout the period/year)
Net asset value per Share, beginning of period/year	$105.51		$105.69	$100.00

Income/(loss) from investment operations: (b)
Net investment income/(loss)	(1.56)		(2.81)	(2.52)
Net realized and unrealized gain/(loss) from investments	2.60		10.08	10.57
Total income/(loss) from investment operations	1.04		7.27	8.05
Less: Distribution of net investment income to Members	-		(7.45)	(2.36)
Net asset value per Share, end of period/year	$106.55		$105.51	$105.69

Total return (g)	0.99%	(c)	7.02%	8.14%

Ratios to average net assets:
Gross expenses(d) (e)	2.46%		2.26%	2.74%
Expenses recouped/(reimbursement)(d) (e)	0.46%		0.37%	(0.17%	)
Net expenses, including non-reimbursable expenses(d) (e) (f)	2.92%		2.63%	2.57%
Net investment income/(loss)(d) (e)	(2.92%	)	(2.63% )	(2.56%	)

Net Assets, end of period/year (in thousands)	$14,936		$13,794	$8,194

Portfolio turnover rate
	5.67%	(c)	9.06%	20.99%

(a)	Date of first Member subscription into Class A Shares of the Fund following inception was April 1, 2012.
(b)	Based on average Shares outstanding.
(c)	Not annualized.
(d)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(e)	Annualized for periods less than one year.
(f)	Net expenses excluding non-reimbursable expenses are capped at 3.00%.
(g)	The total return calculation assumes reinvestment of all distributions.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited)
September 30, 2014

1.  Organization
ASGI Corbin Multi-Strategy Fund, LLC (the "Corbin Fund"), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), since January 4, 2011. The Corbin Fund is a closed-end management investment company and is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.
ASGI Special Asset Holdings, Inc. (the "Domestic Blocker") has been registered as a corporation in the state of Delaware since March 23, 2012. The Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund and commenced operations on April 1, 2012 (the "Reorganization Date"). These financial statements are the consolidated financial statements of the Corbin Fund and the Domestic Blocker (collectively, the "Fund").
Alternative Strategies Group, Inc. (the "Adviser"), a North Carolina corporation, is the investment adviser to the Fund. The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as the subadviser to the Fund (the "Subadviser"). The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund's investment program.
The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States ("U.S.") and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.
Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles ("Investment Funds"). The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.
The Fund's Board of Managers (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP").

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

(a) Valuation of investments in Investments Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board. The fair value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund's interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund's reported valuation does not represent fair value. If it is determined that the Investment Fund's reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the six month period ended September 30, 2014, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund's reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment in the Fund by strategy can be found in the tables within the Consolidated Schedule of Investments.

(b) Consolidation – The Corbin Fund consolidates its investment in the Domestic Blocker because the Domestic Blocker is a wholly-owned subsidiary of the Corbin Fund. Accordingly, the accompanying consolidated financial statements include the assets and liabilities and results of operations for the Domestic Blocker. Any material intercompany accounts and transactions have been eliminated in consolidation.

(c) Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required for the Corbin Fund. However, for the Domestic Blocker, an income tax provision was calculated and is disclosed in the Fund's annual financial statements.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of September 30, 2014.

The Fund utilizes a tax-year end of October 31 and the Fund's income and federal excise tax returns and all financial records supporting the 2012 and 2013 returns are subject to examination by the federal and Delaware revenue authorities.

At October 31, 2013 (the Fund’s last tax-year end), the Fund held a capital loss carryforward of $596,364, which can be used to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

(d) Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on the average cost basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's consolidated financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Consolidated Statement of Operations or in the Consolidated Financial Highlights.

(e) Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

(f) Foreign currency translation – The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of reporting. Unrealized gains and losses from such translation are included in change in unrealized appreciation/(depreciation) on foreign currency translations on the Consolidated Statement of Operations. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the daily spot rates in effect at the time of the transaction.

(g) Options purchased – When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter ("OTC") have counterparty risk associated with them.

ASGI Corbin Multi-Strategy Fund, LLC

Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

(h) Options written – When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are treated by the Fund as realized gains on the expiration date. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

(i) Swaptions – These are options on swap contracts and are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

(j) Futures contracts – The Fund purchases or sells futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest or foreign currency exchange rates and the underlying assets.

(k) Forward foreign currency exchange contracts – The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value at the time it was opened and the value at the time it was closed.

(l) Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

(m) Valuation of derivatives – The Fund has purchased and written index options and credit default swaps outstanding as of September 30, 2014. The fair value of purchased and written index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund's fair value hierarchy. The fair value of written and purchased OTC currency options and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(n) Collateralized loan obligation – The Fund invests in collateralized loan obligations ("CLOs"), which are a type of asset-backed security. The cash flows of the CLO can be split into multiple segments, called "tranches", which will vary in risk profile and yield. The Fund values CLOs at the "bid" quotes provided by external pricing sources deemed reputable by management and therefore generally categorizes CLOs within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(o) Distributions – Distributions will be paid at least annually on limited liability company interests ("Shares") in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, a "Member") will automatically be a participant under the Fund's Dividend Reinvestment Plan ("DRP") and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member's broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

(p) Use of estimates – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

(q) Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(r) Expense limitation agreement – Through December 31, 2014, the Adviser has contractually agreed to limit the Fund's total annualized ordinary fund-wide operating expenses to 2.25%. Members holding Shares designated as Class I ("Class I Shares") have no class-specific expenses. Members holding Shares designated as Class A ("Class A Shares") will pay (in addition to up to 2.25% in fund-wide expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total of up to 3.00%. Ordinary fund-wide operating expenses exclude the Fund's borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and the Investor Distribution and Servicing Fee charged to Class A Shares. Ordinary fund-wide operating expenses include the Fund's management fee, start-up, offering and organizational expenses.

The Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund's ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.25% per year. The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. No expenses were reimbursed to the Fund by the Adviser during the six month period ended September 30, 2014. However, expenses in the amount of $376,884 were recouped by the Adviser for the six month period ended September 30, 2014, and are included in the Consolidated Statement of Operations.

As of September 30, 2014, amounts subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expense were as follows:

Amount	Date
$77,179	March 31, 2015
$132,340	March 31, 2016

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

As of September 30, 2014, the amount of expenses recoupable by the Adviser and payable by the Fund was $192,969.

(s) Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund's beginning of the month's net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.
The Fund also pays the Administrator certain fixed fees for consolidated financial statement preparation and other services.
The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund. Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross ending assets at the end of each month.
The Fund also pays the Custodian certain fixed fees for transactions and other services.
(t)  Accounting pronouncements – In June 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies: Amendments to the Scope, Measurement, and Disclosure Requirements. ASU 2013-08 amends the current criteria for an entity to qualify as an investment company, creates new disclosure requirements and amends the measurement criteria for certain interests in other investment companies. Under the new standard the typical characteristics of an investment company will be: (i) it has more than one investment and more than one investor, (ii) it has investors that are not related parties of the entity or the investment manager, (iii) it has ownership interests in the form of equity or partnership interests, and (iv) it manages substantially all of its investments on a fair value basis. The standard also reaffirms that a noncontrolling interest in another investment company should be measured at fair value instead of the equity method. It also includes additional disclosure requirements for an entity to disclose the fact that it is an investment company, and to provide information about changes, if any, in its status as an investment company. Finally, an entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investors. The requirements of the standard are effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, with early application prohibited. Management has evaluated the standard and has concluded that it does not have a material impact to the Fund's consolidated financial statements.
3. Related Party Transactions
Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the period are disclosed in the Consolidated Statement of Operations unless otherwise stated and include the following:

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

(a)  Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers.

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.
For the six month period ended September 30, 2014, the Fund expensed Investor Distribution and Servicing Fees of $41,732. As of September 30, 2014, there were $22,507 of Investor Distribution and Servicing Fees payable to the Placement Agent.

(b)  Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the gross amount of Class A Shares purchased by a Member (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member's "Immediate Family Members" (as defined in the Fund's subscription agreement). The Member must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.
The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and is as follows:
Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the six month period ended September 30, 2014, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members upon subscription into the Fund were $11,595.

(c)  Investment advisory fees – Amounts paid, and payable, to the Adviser for the six month period ended September 30, 2014 are disclosed in Note 4.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

(d) Fund Board fees and expenses – For the six months ended September 30, 2014, the Fund incurred Fund Board fees, including out of pocket expenses, of $27,427. As of September 30, 2014, amounts payable to the Fund Board were $9,805.
4. Investment Advisory Agreement
The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) and a commodity trading advisor (“CTA”). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of September 30, 2014, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.
In addition, the CFTC, in consultation with other federal regulators, has proposed margin requirements for uncleared swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The proposed rule may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of September 30, 2014, the actual margin requirements and ultimate impact of the rule proposals on the Fund are uncertain.
Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund’s Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.
Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.
The Fund pays the Adviser each month a fee ("Management Fee") equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Shares of the Fund calculated as of the last day of each month (before any repurchases of Shares). The Management Fee incurred by the Fund for the six month period ended September 30, 2014 was $1,021,080. As of September 30, 2014, the Management Fee payable to the Adviser was $530,731. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

5.  Investment Fund Transactions
Purchases of investments in Investment Funds for the six month period ended September 30, 2014 were $23,250,000. Proceeds from sales of investments in Investment Funds for the six month period ended September 30, 2014 were $9,023,382.
6.  Derivative Transactions
The Fund enters into derivative contracts for risk management purposes such as to manage or hedge the Fund's currency exchange risk, interest rate risk, credit risk and other risks. During the six month period ended September 30, 2014, the Fund entered into derivative contracts to hedge credit exposures of the broader portfolio. The Fund's hedge overlay includes a portfolio of single name credit default swaps to hedge the aggregate risk based on the Subadviser's understanding of the underlying exposures of the applicable Investment Funds. The hedge overlay is used to reduce risk to broad market factors, not exposures to specific securities and it is not necessarily aimed to neutralize exposures, but bring the portfolio in line with the desired posture given the portfolio objectives. All derivative contracts must be fully backed by cash positions and may be OTC and/or exchanged traded. Such derivative contracts may include forwards, futures, options, swaptions, warrants and swaps.
Forwards are a tailored contract between two parties, where payment takes place at a specific time in the future at today's pre-determined price. Futures are contracts to buy or sell an asset on or before a future date at a price specified today. Options are contracts that give the owner the right, but not the obligation, to buy or sell an asset. The price at which the buy or sale takes place is known as the strike price, and is specified at the time the parties enter into the option. The option contract also specifies a maturity date. Warrants are long dated options, usually longer than one year, which are traded OTC. Swaps are agreements to exchange cash flows on or before a specified future date on the underlying value of currency exchange rates, bonds/interest rates, commodities exchange, equities, indices or other assets. Swaptions are options on swap contracts and are similar to options on assets except that instead of selling or purchasing the right to buy or sell an asset, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. As of September 30, 2014, the Fund has written currency options, written index options, purchased currency options, purchased index options, and entered into credit default swaps. The counterparty for derivative transactions entered into by the Fund is Morgan Stanley Capital Services, Inc.
The monthly average notional of currency options was JPY 696,429 for the six month period ended September 30, 2014. The monthly average number of open contracts of index options was USD 18 for the six month period ended September 30, 2014. The monthly average notional of credit default swaps was USD 3,671,257 and EUR 285,000 for the six month period ended September 30, 2014. The average number of forward foreign currency exchange contracts was BRL 1 for the six month period ended September 30, 2014.
The Fund's derivatives are not considered to be hedging instruments under GAAP and, therefore, the Fund accounts for derivatives at fair value on the Consolidated Statement of Assets, Liabilities and Net Assets. As of September 30, 2014, the net change in unrealized appreciation/(depreciation) on written option contracts recorded on the Consolidated Statement of Operations was $(5,942), the net change in unrealized appreciation/(depreciation) on credit default swaps recorded on the Consolidated Statement of Operations was $30,544 and the net change in unrealized appreciation/(depreciation) on purchased option contracts recorded on the Consolidated Statement of Operations was $29,642.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

Transactions in options contracts for the six month period ended September 30, 2014 were as follows:

Currency options purchased	JPY Notional	Cost

Balance at April 1, 2014	58,500,000	$5,808

Options expired	(58,500,000)	(5,808)

Balance at September 30, 2014	–	$–

Currency options written	JPY Notional	Premiums Received

Balance at April 1, 2014	63,375,000	$4,162

Options expired	(63,375,000)	(4,162)

Balance at September 30, 2014	–	$–

Index options purchased	Number of Contracts	Cost

Balance at April 1, 2014	27	$66,640

Options purchased	95	281,569

Options terminated in closing buy transactions	(23)	(56,943)

Options expired	(69)	(182,096)

Balance at September 30, 2014	30	$109,170

Index options written	Number of Contracts	Cost

Balance at April 1, 2014	33	$35,978

Options written	181	268,630
Options terminated in closing sell transactions	(84)	(101,417)
Options expired	(76)	(97,575)

Balance at September 30, 2014	54	$105,616

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

The following table presents derivative assets and liabilities net of amounts available for offset under a master netting arrangement and, as applicable, the related collateral and potential loss exposure to the Fund as of September 30, 2014.
		Gross Amounts Presented on Consolidated Statement of Assets and Liabilities
Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Morgan Stanley Capital Services Inc.	ISDA	$434	$(114,850)	$(114,416)	$110,000	$–
Morgan Stanley Capital Services Inc.	OTC	114,120	(89,985)	24,135	–	24,135
Total		$114,554	$(204,835)	$(90,281)	$110,000	$24,135
7. Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund portfolio managers.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets at September 30, 2014.

The following table summarizes the Fund's investments in the Investment Funds during the six month period ended September 30, 2014, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 1.00% to 3.00% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 25% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Anchorage Capital Partners Offshore, Ltd	6.5%	$10,849,533	$350,464	$—	Annually	Cayman Islands
Redwood Offshore Fund, Ltd	6.1	10,185,978	224,894	—	Biennial	Cayman Islands
Venor Capital Offshore Ltd.	5.4	9,036,057	(55,980)	—	Quarterly	Cayman Islands
SRS Partners, Ltd.	5.2	8,602,673	(72,026)	—	Quarterly	Cayman Islands
Autonomy Global Macro Fund Ltd	5.1	8,448,244	547,645	—	Monthly	Cayman Islands
D.E. Shaw Composite International Fund	5.0	8,327,149	659,230	—	Quarterly	Cayman Islands
Cadian Offshore Fund Ltd.	4.6	7,714,565	463,622	—	Quarterly	Cayman Islands
Pine River Fixed Income Fund Ltd.	4.5	7,419,728	180,869	—	Quarterly	Cayman Islands
Seer Capital Partners Offshore Fund Ltd.	4.5	7,393,249	187,185	—	Quarterly	Cayman Islands

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

Investments in Investment Funds (continued)	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
Kildonan Castle Global Credit Opportunity Fund Ltd.	4.4	7,306,724	(8,301)	—	Quarterly	Cayman Islands
Pelham Long/Short Fund Ltd	4.4	7,263,672	(324,409)	—	Monthly	Bermuda
Jet Capital Concentrated Offshore Fund, Ltd.	3.9	6,514,013	170,075	—	Monthly	Cayman Islands
Marble Arch Offshore Partners Ltd	3.8	6,300,467	(98,700)	—	Quarterly	Cayman Islands
Serengeti Lycaon Overseas Ltd	3.8	6,232,211	342,224	—	Quarterly	Cayman Islands
East Lodge Capital Credit Opportunities Fund Ltd.	3.7	6,148,979	148,979	—	Quarterly	Cayman Islands
Tekne Offshore Fund, Ltd.	3.4	5,649,619	(350,070)	—	Quarterly	Cayman Islands
Pershing Square Holdings, Ltd	3.3	5,370,122	691,111	—	Quarterly	Guernsey
Perella Weinberg Partners Asset Based Value Offshore Fund LP	2.8	4,703,921	(523,414)	775,214	Quarterly	Cayman Islands
Discovery Global Macro Fund Ltd.	2.6	4,360,452	(75,031)	—	Quarterly	Cayman Islands
Fortress Macro Fund Ltd	2.3	3,747,180	25,701	—	Quarterly	Cayman Islands
D.E. Shaw Oculus International Fund	2.2	3,621,263	266,895	—	Quarterly	Cayman Islands
BH Macro Ltd	1.8	2,978,274	162,093	—	Daily	Guernsey
Squadra Equity Fund, Ltd	1.8	2,946,246	(160,887)	—	Monthly	Cayman Islands
Jet Capital Select Opportunities Offshore Fund, Ltd.	1.7	2,911,805	42,974	—	Monthly	Cayman Islands
Brevan Howard Fund Limited	1.5	2,526,400	35,568	40,224	Monthly	Cayman Islands
WCG Offshore Fund, Ltd	1.4	2,285,215	100,622	—	Quarterly	Cayman Islands
Drawbridge Special Opportunities Fund, L.P.**	0.9	1,523,043	(17,903)	119,167	Annually	United States
Ironsides Partners Special Situations Offshore Fund Ltd.	0.9	1,474,438	(47,100)	35,419	Not Permitted	Cayman Islands
SRS Special Opportunities Master II LP	0.9	1,427,033	21,022	—	Quarterly	Cayman Islands
Third Point Offshore Investors Ltd	0.4	682,019	(165,049)	196,949	Daily	Guernsey
Serengeti Segregated Portfolio Company, Ltd.	0.5	672,963	40,580	25,333	Not Permitted	Cayman Islands
Garrison Special Opportunities Fund LP**	0.4	588,944	2,864	(3,426)	Annually	United States
New Point VI Ltd	0.2	337,439	39,763	—	Not Permitted	Bermuda
New Point V Ltd	0.1	101,194	(13,453)	5,963	Not Permitted	Bermuda
Tyticus Partners II Ltd	0.0	65,330	(712)	—	In Liquidation	Cayman Islands
QVT SLV Onshore Ltd**	0.0	45,551	(4,025)	4,857	In Liquidation	United States
Archer SPE I, L.L.C.**	0.0	35,734	(2,273)	(3,098)	In Liquidation	United States
TPG-Axon Partners, LP**	0.0	34,089	(4,040)	—	In Liquidation	United States
Archer Capital Fund LP**	0.0	22,246	(1,079)	(2,498)	In Liquidation	United States
QVT Special Investment Onshore Fund Ltd**	0.0	20,091	(1,754)	3,176	In Liquidation	United States
Halcyon Structured Opportunities Fund, LP**	0.0	9,268	446	—	In Liquidation	United States
Silver Lake Credit Fund (Offshore), Ltd	0.0	8,504	(2)	—	In Liquidation	Cayman Islands
Anchorage Capital Partners, LP	0.0	353	(9)	—	Annually	United States
D.E. Shaw Composite Fund LLC**	—	—	3,922	(36,308)	In Liquidation	United States
Saba Capital Leveraged Offshore Fund, Ltd.	—	—	535,621	(723,387)	Quarterly	Cayman Islands
Total Investments in Investment Funds	100.0%	$ 165,891,978	$ 3,318,152	$ 437,585

*  Subject to the terms of the offering memorandums of the Investment Funds.
**  Investment Fund held in ASGI Special Asset Holdings, Inc.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the six month period ended September 30, 2014. As of September 30, 2014, the Fund had unfunded capital commitments of $1,213,350.
The following is a summary of the investment strategies of the Investment Funds held in the Fund as of September 30, 2014:
Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.
Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.
Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company's financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.
Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment managers in this strategy usually employ a low to moderate degree of leverage.
Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, investment managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, investment managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.
8. Fair Value Measurements
The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:
  Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
  Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
  Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.
The Adviser considers subscription and redemption rights, including any restrictions on the disposition of the interest, in its determination of the fair value of investments in Investment Funds. Investments in Investment Funds and equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date. Investments in Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of period end. All other investments in Investment Funds are classified as Level 3.
The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments and other financial instruments as of September 30, 2014 is as follows:

Description	Total Fair Value at September 30, 2014	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments
Assets
Purchased Options	$114,120	$114,120	$–	$–
Credit Default Swaps	451	–	451	–
Forward Foreign Currency Exchange Contracts	21,606	–	21,606	–
Liabilities
Written Options	(89,985)	(89,985)	–	–
Credit Default Swaps	(112,768)	–	(112,768)	–
Forward Foreign Currency Exchange Contracts	(9,081)	–	(9,081)	–

Investment Funds
Asset-Backed Securities	32,580,319	–	10,212,953	22,367,366
Equity Special Situations	16,952,397	682,019	7,912,494	8,357,884
Event Driven/Distressed	32,689,025	–	3,804,894	28,884,131
Global Macro	28,032,358	2,978,274	14,801,937	10,252,147
Long/Short Equity	39,938,364	–	20,986,114	18,952,250
Relative Value	15,699,515	–	5,174,066	10,525,449

Investments in Securities
Collateralized Loan Obligation	1,250,000	–	1,250,000	–
Equity	1,508,642	1,508,642	–	–
Total Investments	$168,574,963	$5,193,070	$64,042,666	$99,339,227

There were no transfers between Level 1 and Level 2 during the six month period ended September 30, 2014.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

The following is a reconciliation of Level 3 investments for which the Fund cannot redeem its investment within 90 days of period end:
	Balance, as of April 1, 2014	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers out of Level 3	Balance, as of September 30, 2014
Investments in Investment Funds
Asset-Backed Securities	$17,442,336	$606,743	$243,981	$7,500,000	$(3,301,300)	$1,771,114	$(1,895,508)	$22,367,366
Equity Special Situation	5,096,247	35,419	542,212	3,512,500	(270,000)	–	(558,494)	8,357,884
Event Driven/Distressed	25,486,745	116,108	507,232	1,625,000	(495,649)	3,148,021	(1,503,326)	28,884,131
Global Macro	11,060,456	30,168	572,375	2,000,000	(606,384)	–	(2,804,468)	10,252,147
Long/Short Equities	17,394,138	–	182,319	4,100,000	–	–	(2,724,207)	18,952,250
Relative Value	9,018,511	(28,274)	548,520	3,200,000	(69,014)	–	(2,144,294)	10,525,449
Total	$85,498,433	$760,164	$2,596,639	$21,937,500	$(4,742,347)	$4,919,135	$(11,630,297)	$99,339,227

All transfers into Level 3 during the period end were due to a portion of the Fund's investment in certain Investment Funds not being available for withdrawal within 90 days of period end. All transfers out of Level 3 during the period were due to expiry of lock-up terms on certain Investment Funds and a portion of the Fund's investment in these Investment Funds now being available for withdrawal within 90 days of period end.

The following table is the net change in unrealized appreciation/(depreciation) for the period ended September 30, 2014 related to Level 3 investments in Investment Funds still held by the Fund as of September 30, 2014:

Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)
Asset-Backed Securities	$243,981
Equity Special Situation	542,212
Event Driven/Distressed	507,232
Global Macro	572,375
Long/Short Equities	182,319
Relative Value	544,599
Total	$2,592,718

9. Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Fund Board may discontinue accepting subscriptions at any time.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion. The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly. If the interval between the date of purchase of Shares and repurchase of Shares is less than 180 calendar days, then such repurchase will be subject to a 2% early withdrawal fee.

For the six month period ended September 30, 2014, transactions in the Fund's Shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	260,614.893	$28,685,000	–	$–	(74,455.574)	$(8,233,709)
Class A	10,514.495	1,124,405	–	–	(1,074.857)	(114,531)
	271,129.388	$29,809,405	–	$–	(75,530.431)	$(8,348,240)

10. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser's and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.

11. Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

12.  Line of Credit Arrangement

The Fund maintains a committed, secured line of credit (the "Facility") with Royal Bank of Canada ("RBC"). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum, (b) a commitment fee of 0.80% per annum, and (c) a committed amount of $6,000,000. For the six month period ended September 30, 2014, the Fund had weighted average borrowings of $2,359,649. The weighted average interest rate on borrowings for the six month period ended September 30, 2014 was 0.01%. As of September 30, 2014, there was no outstanding balance under the line of credit.

ASGI Corbin Multi-Strategy Fund, LLC
Notes to Consolidated Financial Statements (unaudited) (continued)
September 30, 2014

For the six month period ended September 30, 2014, commitment fees of $24,066 were expensed and are included in the accompanying Consolidated Statement of Operations. There were no commitment fees payable to RBC as of September 30, 2014.
The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement.
13. Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued, and has determined that there were no events that required disclosure other than those listed below.
Effective November 1, 2014 (the “Effective Date”), the Adviser was renamed as Wells Fargo Investment Institute, Inc. (“WFII”). The Adviser’s Global Alternative Investments ("GAI") division is responsible for continuing to manage the Fund under the advisory agreement. There was no change in control of the Adviser as a result of the changes. In conjunction with such changes at the Adviser, the Fund changed its legal name to GAI Corbin Multi-Strategy Fund, LLC as of the Effective Date.
Subsequent to period end, the Fund received additional subscriptions of $5,044,980.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited)

Tax Information

Certain dividends paid by the Fund may qualify for the corporate dividends received deduction. The percentage of ordinary income distributions paid which qualify for the corporate dividends received deduction will be determined as of the Fund’s taxable year end of October 31, 2014.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on May 8, 2014, the Board, including the Independent Managers, considered and approved the continuation of the investment advisory agreement between the Adviser and the Fund (“Advisory Agreement”) and the subadvisory agreement among the Adviser, the Fund and the Subadviser (“Subadvisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”). In preparation for review of the agreements, the Board requested the Adviser and Subadviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the investment advisory and subadvisory agreements. On May 8, 2014, the Independent Managers met in-person among themselves to review and discuss aspects of the materials, initially with, and later without, representatives of the Adviser and Subadviser being present.

Representatives of the Adviser and Subadviser made extensive presentations regarding the materials and responded to questions from the Independent Managers. Further, the Board, including the Independent Managers, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process.

Upon consideration of these presentations, discussions, materials and other factors, the Board determined:

Nature, Extent and Quality of Services Provided to each Fund. The Board reviewed and considered the nature and extent of the investment advisory and sub-advisory services provided by the Adviser, including monitoring and oversight, and the Subadviser under the Advisory Agreements, including the selection of investments, allocation of the Fund’s assets among, and monitoring performance of, underlying Investment Funds, evaluation of risk exposure of underlying Investment Funds, experience of underlying Investment Funds’ managers, management of short-term cash and operations of underlying Investment Funds, and day-to-day portfolio management and general due diligence examination of underlying Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory and administrative services provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel and the Adviser’s interactions with the Subadviser in assisting the Fund in compliance and other non-advisory areas. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and the Subadviser who would provide the investment advisory, sub-advisory, and administrative services to the Fund, including recent changes in such personnel. The Board examined performance of the Fund during the period and previously. The Board determined that the Adviser’s and the Subadviser’s portfolio managers and key personnel are well qualified and perform the services in an efficient and professional manner with acceptable and competitive performance results. The Board also took into account the Adviser’s and the Subadviser’s compliance functions and their roles in determining the fair value of the Fund’s assets. The Board also reflected on the annual audit process and the roles provided by the Adviser and Subadviser, including the time, resources and personnel availability provided by each. The Board concluded that the overall quality of the investment advisory, sub-advisory and administrative services was satisfactory.

Cost of the Services Provided, and whether Economies of Scale would be Realized. The Board considered the Fund’s advisory and sub-advisory fee and concluded that each such fee was reasonable and satisfactory in light of the services to be provided. The Board reviewed the advisory and sub-advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee, sub-advisory fee and total expense ratio for the Fund with various comparative data, including a chart prepared by the Adviser comparing the fees payable by the Fund to those payable by comparable funds. The Board noted that the fees payable to the Adviser and the Subadviser were comparable to the fees payable to the investment managers of other similarly situated funds. The Board also considered fees charged by the Subadviser to other accounts managed by the Subadviser. The Board concluded that the advisory fee, the sub-advisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the services provided. The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not a significant factor at this time.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

Profitability of the Adviser and each of its Affiliates. The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser including the Adviser’s methodology in allocating costs in determining its profitability. Based on the review of the information they received, the Board members concluded that the profits earned by the Adviser were reasonable. The Board did not consider the costs of the services provided and profits, if any, realized by the Subadviser from the respective relationships with the Fund, noting instead the arm’s-length nature of the relationship between the Adviser and the Subadviser with respect to the sub-advisory fee rates on behalf of the Fund and that the Adviser pays the Subadviser from the advisory fee paid to the Adviser.

Benefits Derived by Adviser and/or Subadviser from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that may accrue to the Adviser and/or Subadviser as a result of the advisory relationship with the Fund. In this regard, the Board noted that no soft-dollar research exists or is significant, in light of the investments in Investment Funds, and that “fall-out” benefits, to the extent any exist, are not a material factor with regard to approving the Advisory Agreements.

General Conclusion. Based on its consideration of all factors that it deemed material, the Board, including all of the Independent Managers, determined that the Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Adviser and the Subadviser provide and in light of the other factors that had been discussed and deemed relevant by the Board. The Board noted that it had based its decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Members of the Fund’s Board of Managers (“Managers”) are not required to hold Shares of the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.

The identity of the Independent Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Independent Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years(3)	Number of Portfolios In Fund Complex(4) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* Age: 43	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dean Age: 58	Manager	Since 2010	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, 1998-2013.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dunn Age: 41	Manager	Since 2010	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

Stephen Golding Age: 65	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010; Executive Vice President, Finance and Administration, Cornell University, 2005-2009.	4
Manager, Washington College, since 2003; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Manager, Wells College, since September 2012.

James Hille Age: 52	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006.	4
Manager, Employees Retirement System of Fort Worth, 2007-2011; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Manager, Communities Foundation of Texas, since 2012; Manager, Trinity Valley School, since 2009; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Board Member, Investment Advisory Board of the Texas State Treasury Safekeeping Trust and the Employee Retirement System of Texas, since 2011; Manager, Silver Ventures Inc., since 2012.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years(3)	Number of Portfolios In Fund Complex(4) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Jonathan Hook Age: 56	Manager	Since 2010	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014; Chief Investment Officer, Baylor University, 2001-2008.	4
Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Trustees, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 67	Manager	Since 2011	Self-employed; Board Director and Consultant.	4
 Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Trustees, ASGI Agility Income Fund, since 2011; Member of Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2008; Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Director, Genworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director, Sitoa Global Inc., since 2012; Director, Varian Semiconductor Equipment Associates, from 2004 to 2011; Director, Merriman Holdings, Inc., since 2003; Director, Owens Realty Mortgage Inc., since 2013; Manager, Cambria ETF Funds, since 2013; Director, North Bay Bancorp from 2006 to 2007.

*	Indicates an Interested Manager.

(1)	As of September 30, 2014.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed with or without cause, at any meeting of the Shareholders by a vote of the Shareholders owning at least two-thirds of the outstanding Shares.

(3)
The information provided in this chart is as of September 30, 2014. As of November 1, 2014, the names of Alternative Strategies Group, Inc., Alternative Strategies Brokerage Services, Inc. and each Fund in the Fund Complex were changed. In addition, Mr. Taback's title with the Adviser was changed from President to Managing Director.

(4)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

Principal Officers who are not Managers:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years(3)

Michael Roman Age: 33	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 40	Secretary	Since 2010	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 49	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.
Jeffrey Minerva Age: 32	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006.

Brigid Breen Age: 58	Chief Operating Officer	Since 2014
Chief Compliance Officer, Alternative Strategies Group, Inc., since 2014; Senior Vice President and Compliance Manager, Wells Fargo Wealth Management, since 2002; Chief Compliance Officer, Charles Schwab Investment Management, Inc., 2000-2002; Chief Compliance Officer, Wells Capital Management, 1996-2000; Vice President and Accounting Manager, Wells Fargo Investment Operations, 1988-1996.

Sean M. Nicolosi Age: 41	Chief Operating Officer	Since 2014
Chief Operating Officer and Director, Alternative Strategies Group, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., since 2014; Vice President and Operations Manager, Alternative Strategies Group, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Alternative

(1)	As of September 30, 2014.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

(3)
The information provided in this chart is as of September 30, 2014. As of November 1, 2014, the names of Alternative Strategies Group, Inc. was changed. In addition, the titles of certain officers with the Adviser changed as follows: (i) Michael Roman is now the Manager of Global Alternative Investments Finance and Accounting; (ii) Britta Patterson is now Senior Vice President and Secretary; and (iii) Sean Nicolosi is now Director of Alternative Investment Operations.

ASGI Corbin Multi-Strategy Fund, LLC

Supplemental Information (unaudited) (continued)

Form N-Q Filings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Proxy Voting Policies
Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (866) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)  Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(b)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAI Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	December 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	December 1, 2014

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	December 1, 2014

* Print the name and title of each signing officer under his or her signature.